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                                                                    Exhibit 99.2


            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 of The Equitable Life Assurance Society of the United States (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stanley B. Tulin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                     /s/ Stanley B. Tulin
                                                     --------------------------
                                                     Stanley B. Tulin
                                                     Vice Chairman of the Board
                                                     and Chief Financial Officer

Date: November 12, 2002